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                                                                    EXHIBIT 10.7


             FORM OF ALTERNATIVE LIVING SERVICES AFFILIATE AGREEMENT

                            ______________ ____, 1997

Alternative Living Services

450 N. Sunnyslope Road, Suite 300
Brookfield, Wisconsin  53005
Attention:  Mr. William F. Lasky

                               Affiliate Agreement

Ladies and Gentlemen:

         Reference is made to the Agreement and Plan of Merger, dated as of July __, 1997 (the "Merger Agreement"; capitalized terms used and not otherwise defined herein are used herein as defined in the Merger Agreement), among Alernative Living Services, a Delaware corporation ("Tango"), Tango Merger Corporation, a Kansas corporation and a wholly owned subsidiary of Tango ("Merger Sub"), and Sterling House Corporation, a Kansas corporation ("Twister").

         Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Twister (the "Merger") and the outstanding shares of Twister Common Stock will be converted into and become exchangeable for shares of Tango Common Stock on the basis set forth in the Merger Agreement.

         The undersigned has been advised that as of the date hereof [it] [he] [she] may be deemed to be an "affiliate" of Tango, as the term "affiliate" is used in and for purposes of Accounting Series Releases 130 and 135, as amended, and Staff Accounting Bulletins 65 and 76, of the Commission.

         The undersigned hereby represents and warrants to and agrees with Tango that:

         1. The undersigned has full power and authority to execute and deliver this letter and to make the representations and warranties set forth herein and to perform [its] [his] [her] obligations hereunder;

         2. The undersigned has carefully read this letter and the Merger Agreement and discussed the requirements of such documents and other applicable limitations upon [its] [his] [her] ability to sell, transfer, pledge or otherwise dispose of Tango Common Stock with [its] [his] [her] counsel or counsel for Tango;


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         3. The undersigned further represents to, and covenants with Tango that, the undersigned has not, during the 30-day period immediately preceding the Effective Time, engaged and will not engage, and after the Effective Time until such time as results covering at least 30 days of combined operations of Twister and Tango have been published by Tango, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes such combined results of operations, the undersigned will not engage, in any sale, exchange, transfer, pledge, disposition of or grant of any option, the establishment of any "short" or put-equivalent position with respect to or the entry into of any similar transaction intended to reduce the risk of the undersigned's ownership of or investment in, any of the following:

                  a. any Tango Securities; or

                  b. any shares of Tango Common Stock or any other equity securities of Tango which the undersigned purchases or otherwise acquires after the execution of this agreement.

         4. Except to the extent written notification to the contrary is received by Tango from the undersigned prior to the Merger, the representations contained herein will be true, complete and correct at all times from the date hereof through the Closing Date.

         Tango hereby agrees that as promptly as practicable after the Effective Time, Tango will publish results covering at least 30 days of combined operations of Twister and Tango in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, 8-K, or any other public filing or announcement which includes such combined results of operations; provided, however, that Tango will be under no obligation to publish any such financial information other than with respect to a fiscal quarter of Tango.



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         Execution of this agreement should not be considered an admission on the part of the undersigned that [it] [he] [she] is an affiliate of Tango as described above, or as a waiver of any rights the undersigned may have to object to any claim that [it] [he] [she] is such an affiliate on or after the date of this agreement.

                                        Very truly yours,

                                       [
                                        ------------------------
                                             [AFFILIATE]]

                                             [[AFFILIATE]

                                       By:
                                          -----------------------
                                                Name:
                                                Title:]

ACCEPTED AND AGREED as of               , 1997:
                          ---------- ---
TANGO

By:
         -------------------------
         Name:
         Title: